ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:   November 1, 2001 - November 30, 2001

SETTLEMENT DATE:     17-Dec-01

A. SERIES INFORMATION

   ADVANTA LEASING RECEIVABLES CORP. IV AND
   ADVANTA LEASING RECEIVABLES CORP. V
   EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
   SERIES 1998-1

I.    SERIES INFORMATION INCLUDING PLEDGED PROPERTY CONVEYED

      (a.)  Beginning Aggregate Contract Principal Balance ("ACPB") .............................                    $38,221,407.50
                                                                                                                     --------------
      (b.)  Contract Principal Balance of all Collections allocable
             to Contracts .......................................................................   $ 3,277,890.01
                                                                                                    --------------
      (c.)  Contract Principal Balance of Charged-Off Contracts .................................   $   210,514.03
                                                                                                    --------------
      (d.)  Total decline in Principal Balance ..................................................                    $ 3,488,404.04
                                                                                                                     --------------
      (e.)  Ending Aggregate Contract Principal Balance of all
             Contracts as of this Settlement Date ...............................................                    $34,733,003.46
                                                                                                                     --------------
            BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT ON THE
             RELATED PAYMENT DATE
      (f.)  Class A Principal Balance as of this Settlement Date ................................                    $25,207,992.82
                                                                                                                     --------------
            (Class A Note Factor) .............................  0.0761111
                                                                 ---------
      (g1.) Class A-1 Principal Balance. (Note Factor) ........  0.0000000                                      --
                                                                 ---------                          --------------
      (g2.) Class A-2 Principal Balance. (Note Factor) ........  0.0000000                          $           --
                                                                 ---------                          --------------
      (g3.) Class A-3 Principal Balance. (Note Factor) ........  0.0000000                          $         0.00
                                                                 ---------                          --------------
      (g4.) Class A-4 Principal Balance. (Note Factor) ........  0.5491937                          $25,207,992.82
                                                                 ---------                          --------------
      (h.)  Class B Principal Balance as of this Settlement Date ................................                    $           --
                                                                                                                     --------------
            (Class B Note Factor)                                0.0000000
                                                                 ---------
      (i.)  Class C Principal Balance as of this Settlement Date ................................                    $           --
                                                                                                                     --------------
            (Class C Note Factor)                                0.0000000
                                                                 ---------
      (l.)  Class D Principal Balance as of this Settlement Date ................................                    $ 9,525,010.64
                                                                                                                     --------------
            (Class D Note Factor)                                0.6349878
                                                                 ---------

II.   COMPLIANCE RATIOS

      (a.)  Aggregate Contract Balance Remaining ("CBR") of all
             Contracts as of the related Calculation Date .......................................                    $36,901,996.19
                                                                                                                     --------------
      (b1.) % of CBR 31 days or more delinquent as of the related
             Calculation Date ...................................................................                              7.91%
                                                                                                                     --------------
      (b2.) Preceeding Month %:                                    Oct-01 .......................                              7.85%
                                                                 ---------                                           --------------
      (b3.) 2nd Preceeding Month %:                                Sep-01 .......................                              7.76%
                                                                 ---------                                           --------------
      (b4.) Three month rolling average % of CBR 31 days or more
             delinquent .........................................................................                              7.84%
                                                                                                                     --------------
      (c.)  Does the three month rolling average % of CBR which
             are 31 days or more delinquent exceed 10.5%?  Y or N.                                                       NO
                                                                                                                     --------------
            (Amortization Period Only)
      (d)   Cumulative Net Loss Percentage as of the related
             Collection Period ..................................................................                              3.06%
                                                                                                                     --------------
            Does the Cumulative Net Loss Percentage exceed
      (d1.) 4.0% from the Beginning Period to and including 12th
             Collection Period?  Y or N. .......................................................                         N/A
                                                                                                                     --------------
      (d2.) 5.5% from 13th Collection Period to and including 24th
             Collection Period? Y or N .........................................................                         N/A
                                                                                                                     --------------
      (d3.) 7.0% from 25th Collection Period and thereafter? Y or N ...........................                          NO
                                                                                                                     --------------
            (If Yes to e1 or e2 or e3, then a Residual Event occurs)

      (e1.) Residual Realization for the related Collection Period
             > 100% (YES/NO) ....................................................................                         YES
                                                                                                                     --------------
      (e2.) Preceeding Month:                                      Oct-01  > 100% (YES/NO) ......                         YES
                                                                 ---------                                           --------------
      (e3.) 2nd Preceeding Month:                                  Sep-01  > 100% (YES/NO) ......                         YES
                                                                 ---------                                           --------------
      (e4.) Three month rolling average Residual Realization Ratio
             > 100% (YES/NO) ....................................................................                         YES
                                                                                                                     --------------
            (If less than 100%, then a Residual Event Occurs)

III.  FLOW OF FUNDS
            The amount of available funds on deposit in the Series
             1998-1 Facility Account ............................................................                    $ 4,394,944.08
                                                                                                                     --------------
        (1) On the Payment Date which is also the Amortization Date and each Payment Date thereafter

      (a.)  To the Servicer, Unrecoverable Servicer Advances ....................................                                --
                                                                                                                     --------------
      (b.)  To the Servicer, if ABS is not the Servicer, Servicing
             Fee and Ancillary Servicing Income, if any .........................................
                                                                                                                     --------------
            To Series 1998-1 Noteholders:
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
      (c.)  To Class A, the total Class A Note Interest and Class A
             Overdue Interest for the related period ............................................                    $   143,003.71
                                                                                                                     --------------
                 Interest on Class A-1 Notes ....................................................   $           --
                                                                                                    --------------
                 Interest on Class A-2 Notes ....................................................   $           --
                                                                                                    --------------
                 Interest on Class A-3 Notes ....................................................   $           --
                                                                                                    --------------
                 Interest on Class A-4 Notes ....................................................   $   143,003.71
                                                                                                    --------------
      (d.)  Interest on Class B Notes for the related period ....................................                    $           --
                                                                                                                     --------------
      (e.)  Interest on Class C Notes for the related period ....................................                    $           --
                                                                                                                     --------------
      (f.)  To Series 1998-1 Noteholders:
            To Class A, the total Principal Payment and Class A
             Overdue Principal, if any ..........................................................                      3,488,404.04
                                                                                                                     --------------
                 Principal Payment to Class A-1 Noteholders .....................................        N/A
                                                                                                    --------------
                 Principal Payment to Class A-2 Noteholders .....................................
                                                                                                    --------------
                 Principal Payment to Class A-3 Noteholders .....................................   $           --
                                                                                                    --------------
                 Principal Payment to Class A-4 Noteholders .....................................   $ 3,488,404.04
                                                                                                    --------------
            To Class B for Principal Payment and Overdue Principal,
             if any .............................................................................                                --
                                                                                                                     --------------
            To Class C for Principal Payment and Overdue Principal,
             if any .............................................................................                                --
                                                                                                                     --------------
      (g)   Overdue Principal (included in the Principal Payments
             per above, if any):
            To Class A, total for Overdue Principal .............................................        N/A
                                                                                                    --------------
                 Overdue Principal to Class A-1                    N/A
                                                                 ---------
                 Overdue Principal to Class A-2                    N/A
                                                                 ---------
                 Overdue Principal to Class A-3                    N/A
                                                                 ---------
                 Overdue Principal to Class A-4                    N/A
                                                                 ---------
            To Class B for Overdue Principal ....................................................        N/A
                                                                                                    --------------
            To Class C for Overdue Principal ....................................................        N/A
                                                                                                    --------------
      (h1.) Until the Reserve Account Funding Date:
            To the Reserve Account, the amount equal to the
             Servicing Fee otherwise payable to ABS .............................................                         N/A
                                                                                                                     --------------
      (h2.) After the Reserve Account Funding Date:
            To the Servicer, ABS, the Servicing Fee plus Ancillary
             Servicing Income, if any ...........................................................                         31,851.17
                                                                                                                     --------------
      (i.)  To the Reserve Account, the amount needed to increase the amount on deposit in the Reserve Account to the
             Required Reserve Amount for such Payment Date ......................................                         N/A
                                                                                                                     --------------
      (j.)  Upon the occurrence of a Residual Event         the lesser of:
      (j1.) (A) the Available Funds remaining on deposit in the
             Facility Account and ...............................................................        N/A
                                                                                                    --------------
      (j2.) (B) the aggregate amount of Residual Receipts included
             in Available Funds .................................................................        N/A
                                                                                                    --------------
      (j3.) To be deposited to the Residual Account .............................................                         N/A
                                                                                                                     --------------
      (k.)  To Class D Noteholders for Principal Payment ........................................                                --
                                                                                                                     --------------
      (l.)  To Class D Noteholders for Overdue Principal, if any ................................                         N/A
                                                                                                                     --------------
        (3) To ABS, the Servicing Fee previously due, but deposited
             to the Reserve Account .............................................................                    $           --
                                                                                                                     --------------
        (4) To the Trustee to Fund the Servicer Conversion Expense
             Account ............................................................................
                                                                                                                     --------------
        (5) To the Series Obligors, as holders of the Residual
             Interest, any Available Funds remaining on deposit in
             the Facility Account ...............................................................                    $   731,685.16
                                                                                                                     --------------
IV.   SERVICER ADVANCES

      (a.)  Aggregate amount of Servicer Advances at the beginning
             of the related Collection Period ...................................................                      1,033,266.18
                                                                                                                     --------------
      (b.)  Servicer Advances reimbursed during the related
             Collection Period ..................................................................                         61,550.14
                                                                                                                     --------------
      (c.)  Amount of unreimbursed Servicer Advances to be
             reimbursed on the Settlement Date ..................................................                                --
                                                                                                                     --------------
      (d.)  Servicer Advances made during the related Collection
             Period .............................................................................                         21,409.45
                                                                                                                     --------------
      (e.)  Aggregate amount of Servicer Advances at the end of the
             Collection Period ..................................................................                    $   993,125.49
                                                                                                                     --------------
V.    RESERVE ACCOUNT

      (a.)  Amount on deposit at the beginning of the related
             Collection Period ..................................................................                    $ 3,600,000.00
                                                                                                                     --------------
      (b.)  Amounts used to cover shortfalls, if any, for the
             related Collection Period ..........................................................                    $           --
                                                                                                                     --------------
      (c.)  Amounts transferred from the Facility Account, if
             applicable .........................................................................                    $           --
                                                                                                                     --------------
      (d.)  Interest earned on Reserve Balance ..................................................                    $     6,601.10
                                                                                                                     --------------
      (e.)  Reserve Account Ending Balance before calculating
             Required Reserve Amount ............................................................                    $ 3,606,601.10
                                                                                                                     --------------

      (f.)  Required Reserve Amount needed as of the related                                                         --------------
             Collection Period ..................................................................                    $ 3,600,000.00
                                                                                                                     --------------
      (g1.) If (f) is greater than (e), then amount of shortfall ................................                              0.00
                                                                                                                     --------------
      (g2.) If (e) is greater than (f), then excess amount to be
             transferred to the Series Obligors .................................................                          6,601.10
                                                                                                                     --------------
      (h.)  Amounts on deposit as of this Settlement Date
             (e minus g2) .......................................................................                    $ 3,600,000.00
                                                                                                                     --------------
VI.   RESIDUAL ACCOUNT

      (a.)  Amount on deposit at the beginning of the related
             Collection Period ..................................................................                              0.00
                                                                                                                     --------------
      (b.)  Amounts transferred from the Facility Account .......................................                              0.00
                                                                                                                     --------------
      (c.)  Amounts used to cover shortfalls for the related
             Collection Period ..................................................................                              0.00
                                                                                                                     --------------
      (d.)  Amount on deposit as of this Settlement Date ........................................                              0.00
                                                                                                                     --------------
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
VII.  ADDITIONAL PROPERTY FUNDING ACCOUNT

      (a.)  Amount on deposit at the beginning of the related
             Collection Period ..................................................................                              0.00
                                                                                                                     --------------
      (b.)  Amounts transferred from the Facility Account .......................................                              0.00
                                                                                                                     --------------
      (c.)  Amounts transferred to the Series Obligors ..........................................                              0.00
                                                                                                                     --------------
      (d.)  Amount on deposit as of this Settlement Date ........................................                              0.00
                                                                                                                     --------------
VIII. ADVANCE PAYMENTS

      (a.)  Beginning aggregate Advance Payments ................................................                    $   664,716.90
                                                                                                                     --------------
      (b.)  Amount of Advance Payments collected during the related
             Collection Period ..................................................................                    $   444,633.29
                                                                                                                     --------------
      (c.)  Investment earnings for the related Collection Period ...............................                    $     1,226.65
                                                                                                                     --------------
      (d.)  Amount of Advance Payments withdrawn for deposit into
             Facility Account ...................................................................                    $   529,950.55
                                                                                                                     --------------
      (e.)  Ending aggregate Advance Payments ...................................................                    $   580,626.29
                                                                                                                     --------------

      ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

      BY:        /s/ Mark Shapiro

      TITLE:     Assistant Treasurer

      DATE:      12-Dec-01


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